(Loss) Earnings Per Share	6 Months Ended	12 Months Ended
	Jun. 30, 2021	Dec. 31, 2020
Earnings Per Share [Abstract]
(Loss) Earnings Per Share
(12) (Loss) Earnings Per Share
Following the effectiveness of the amended and restated certificate of incorporation, the Class B Reclassification and the IPO, the Company has Class A common stock and Class B common stock outstanding. Because the only difference between the two classes of common stock are related to voting, transfer and conversion rights, the Company has not presented earnings per share under the two-class
method, as earnings per share are the same for both Class A common stock and Class B common stock. The accompanying financial statements and related notes to the financial statements give retroactive effect to the stock split for all periods presented. See Note 11, “Shareholders’ Equity” for additional information.
The computation of basic net (loss) income per share (“EPS”) is based on the weighted-average number of shares that were outstanding during the period, including shares of common stock that are issuable at the end of the reporting period. The computation of diluted EPS is based on the number of basic weighted-average shares outstanding plus the number of common shares that would be issued assuming the exercise of all potentially dilutive common stock equivalents. Common stock equivalents consist of shares issuable upon the exercise of stock options and vesting of RSUs and PSUs.
The following table summarized the computation of basic and diluted earnings per share for the six months ended June 30, 2021 and 2020:

	Six months ended June 30,
(in thousands, except share and per share data)	2021	2020
Numerator:
Net (loss) income Available to Common Shareholders	$(89,436)	$9,523

Denominator:
Weighted-average common stock outstanding - basic and diluted	92,347,257	91,737,020
Net (loss) income per share:
Basic and diluted	$(0.97)	$0.10

Since we were in a net loss position for the six months ended June 30, 2021, diluted EPS is equal to basic EPS for such periods as the inclusion of potential common stock equivalents would have been anti-dilutive. We excluded 58,513 and 29,256 potential common stock equivalents from the computation of diluted EPS for the six months ended June 30, 2021, respectively, because the effect would have been anti-dilutive. In addition, we excluded 4,599,736 and 2,299,868 potential common stock equivalents from the computation of diluted EPS for the six months ended June 30, 2021, respectively, since we were in a net loss position; however, these awards would have been dilutive if we were in a net income position. As of June 30, 2021, there were 5,352,056 potential common stock equivalents outstanding, with market conditions which were not met at that date, that were excluded from the calculation of diluted EPS.

(12) Earnings Per Share
The following table summarized the computation of basic and diluted earnings per share for the years ended December 31, 2020 and 2019:

(in thousands, except share data)	Year ended December 31, 2020	Year ended December 31, 2019
Numerator:
Net Income From Continuing Operations Available to Common Shareholders	$34,533	33,940

Denominator:
Weighted-average common stock outstanding - basic and diluted	91,737,020	91,737,020

Net income per share:
Basic and diluted	$0.38	0.37